UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/08/2008

JMP Group Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33448

Delaware	20-1450327
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

415-835-8900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 8, 2008, JMP Group Inc. (the “Company”) issued a press release announcing financial results for its quarter ended March 31, 2008. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

The information furnished in this report, including Exhibit 99.1, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information or exhibit in the future.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors. On May 8, 2008, Kenneth M. Karmin and Harris Barton were appointed to the Board of Directors of the Company to fill two vacancies on the Board. The Board determined that Messrs. Karmin and Barton are “independent” in accordance with the director independence standards established under the Company’s Corporate Governance Policies and applicable rules and regulations, including the rules of the New York Stock Exchange. Messrs. Karmin and Barton’s initial terms as directors will end as of the Annual Meeting in 2009 or until their earlier resignation or other departure. Messrs. Karmin and Barton’s appointments increases the Company’s total number of board members to nine and brings the number of independent directors to five.

Each of Messrs. Karmin and Barton has been granted 18,000 restricted stock units under the JMP Group Inc. 2007 Equity Incentive Plan. The restricted stock units will vest as follows: one-third (1/3) of the restricted stock units on May 8, 2008, one-third (1/3) of the restricted stock units on May 8, 2009 and one-third (1/3) of the restricted stock units on May 8, 2010 provided that Messrs. Karmin and Barton remain a director at each such anniversary.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

99.1	Press release of the Company dated May 8, 2008.

99.2	Press release of the Company dated May 9, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP INC.

Date: May 9, 2008	By:	/s/ Thomas Kilian
Thomas Kilian Chief Financial Officer